Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

February 8, 2016

Capital Automotive LLC 8270 Greensboro Drive, Suite 950 McLean, Virginia 22102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Capital Automotive LLC (the “Company”) and Credit Suisse Securities (USA) LLC (the “Underwriter” and, together with the Company, the “Specified Parties”) related to the Company’s and Underwriter’s evaluation of certain information with respect to a portfolio of assets in conjunction with the proposed offering of CARS MTI Master Trust Net-Lease Mortgage Notes, Series 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures and Findings

On February 5, 2016, representatives of the Company provided us with a computer-generated data file and related record layout (the “Statistical Data File”) containing, as represented to us by the Company, information as of December 31, 2015 (unless otherwise indicated below) with respect to 41 mortgaged properties (the “Mortgaged Properties”) and the related tenant leases associated with each Mortgaged Property (the “Leases”).

Further, representatives of the Company provided us on January 20, 2016 and February 5, 2016 with computer generated schedules containing, as represented to us by the Company, certain financial information pertaining to each respective lessee of the Mortgaged Properties for the 9 months ended September 30, 2015 and fiscal years 2014 and 2013 (collectively, the “Financial Schedules”).

File Review Procedures of the Mortgaged Properties:

For each Mortgaged Property, we performed certain comparisons and recomputations of the mortgaged property characteristics (the “Mortgaged Property Characteristics”) set forth on or derived from the Statistical Data File and indicated below.

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Mortgaged Property Characteristics

1. Property name 2. Dealer group 3. Property street address 4. Property city 5. Property state 6. Property zip code 7. Property county	8. Brand/usage 9. Metropolitan Statistical Area (“MSA”) 10. Building area (sq. ft.) 11. Land area (acreage) 12. Appraised value 13. Land value 14. Dealer group FCCR

We compared Mortgaged Property Characteristics 1. through 7. to the corresponding information set forth on or derived from the “Appraisal Report.”

We compared Mortgaged Property Characteristic 8. to the corresponding information set forth on a query, provided to us by representatives of the Company on February 5, 2016, from the Company’s servicing system (the “Aggregate Investment Report”) or the Appraisal Report.

We compared Mortgaged Property Characteristic 9. to the corresponding information set forth on or derived from the “US Census Bureau Website” at http://www.census.gov/geo/.

We compared Mortgaged Property Characteristics 10. through 13. to the corresponding information set forth on or derived from the Appraisal Report, Title Survey or Tenant Facility Analysis (collectively, the “Property Documentation”).

We compared Mortgaged Property Characteristic 14. to the corresponding information set forth on or derived from the Financial Documentation (as defined below).

The Mortgaged Property documents indicated above, and any other related documents provided in support of the Mortgaged Property Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Mortgaged Property Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Mortgaged Property Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Mortgaged Property Documentation. Further, we make no representations as to whether the Mortgaged Property Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Properties.

The results of the foregoing procedures indicated that the Mortgaged Property Characteristics as set forth on the Statistical Data File were found to be in agreement with the related Mortgaged Property Documentation.

File Review Procedures of the Leases:

For each of the Leases, we performed certain comparisons and recomputations of the lease characteristics (the “Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Lease Characteristics

1.      Dealer group

2.      Tenant name

3.      Last adjustment date

4.      Lease start date

5.      Lease expiration date

6.      Purchase option indicator (yes/no)

7.      Purchase option date (if applicable)

8.      Purchase option terms (if applicable)

9.      Remaining renewal options

10.    Floating rate indicator (yes/no)

11.    One-month LIBOR Threshold*

12.    Master lease indicator (yes/no)

13.    If Master Lease/Properties included (if applicable)

14.    Original initial lease term

15.    Increase type

16.    % of CPI

17.    Minimum increase percentage

18.    Maximum increase percentage

19.    Last adjustment date

20.    Increase frequency

21.    Right of first offer indicator (yes/no)

22.    Right of first negotiation (yes/no)

23.    Right of first refusal indicator (yes/no)

24.    Guarantors

25.    Current annual rent/income

26.    Floating rate portion of current annual rent/income*

27.    Remaining lease term#

*	For floating rate Leases only, as indicated on the Lease Agreement
#	As of February 15, 2016

We compared Lease Characteristics 1. through 24. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Lease Characteristics 25. and 26. to the “Rent Roll Schedule” or Lease Agreement.

Further, at your instruction, with respect to Characteristic 27., we recomputed the remaining lease term by dividing (i) the number of days remaining from February 15, 2016 to the lease expiration date, as set forth on the Lease Agreement, by (ii) 30. We compared such recomputed remaining lease term (rounded to the nearest whole number) to the remaining lease term set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 25., differences of $10.00 or less are noted to be in agreement.

The lease documents indicated above, and any other related documents provided in support of the Lease Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documentation. Further, we make no representations as to whether the Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Leases.

The results of the foregoing procedures indicated that the Lease Characteristics as set forth on the Statistical Data File were found to be in agreement with the related Lease Documentation.

File Review Procedures of the Financial Schedules:

We performed certain comparisons and recomputations of the financial information for each lessee (the “Financial Characteristics”) set forth on the Financial Schedules and indicated below.

Financial Characteristics

1.      New vehicle revenue

2.      Used vehicle revenue

3.      Other revenue

4.      Total revenue

5.      New vehicle gross profit

6.      Used vehicle gross profit

7.      Other gross profit

8.      Total gross profit

9.      New vehicle gross profit as a % of total gross profit

10.    Used vehicle gross profit as a % of total gross profit

11.    Other gross profit as a % of total gross profit

12.    New retail units sold

13.    Used retail units sold

14.    Net profit (loss) before income tax

15.    Depreciation and amortization

16.    Rent Expense

17.    Owners comp

18.    Management fees

19.    Increase/(decrease) in LIFO reserve

20.    (Gain)/loss on sale of assets

21.    Other non-cash items

22.    One-time items

23.    Total RCR Cash flows

24.    CARS rent

25.    Other rent

26.    Total rent

27.    Rent coverage ratio

We compared the Financial Characteristics to the corresponding information set forth on or derived from supporting documentation, including, but not limited to, schedules, worksheets and audited or unaudited/audited financial information provided to us by representatives of the Company (collectively, the “Financial Documentation”).

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Financial Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Financial Documentation. Further, we make no representations as to whether the Financial Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the lessees’ corresponding Financial Schedules.

The results of the foregoing procedures indicated that the Financial Characteristics as set forth on the Financial Schedules were found to be in agreement with the related Financial Documentation.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying the Statistical Data File, Financial Schedules or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Data File and Financial Schedules, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP